EXHIBIT 10.15

BANK OF AMERICA, N.A.
Bank of America Plaza
901 Main Street, 51st Floor
Dallas, Texas 75202

As of April 1, 2000

Option One Mortgage Corporation
3 Ada Road
Irvine, California 92618

Ladies and Gentlemen:

     From time to time you, Option One Mortgage Corporation, and your affiliates, may engage in transactions with Bank of America, N.A., Banc of America Securities LLC and/or their affiliates (collectively, and each acting either for itself or for the account of Others; “Buyer”) involving the purchase, sale, lease, loan or borrowing of cash or cash equivalents, securities, commodities, instruments, loans, receivables or contract rights or interests, options or rights in or in respect of any thereof (cash, cash equivalents, securities, commodities, instruments, loans, receivables, contract rights, interests, options and rights of every kind and nature whatsoever being hereinafter referred to collectively as “Securities”), which transactions may include, without limitation, purchases or sales of Securities on a long, short or forward basis, loan transactions, repurchase and reverse repurchase transactions, arbitrage transactions, and purchases or sales of options to purchase or sell Securities (all transactions involving Securities to which you and Buyer are both parties, whether heretofore or hereafter entered into, being hereinafter referred to collectively as “Transactions”). This letter agreement, when executed by you in the space provided below and a copy hereof is returned to Buyer, shall constitute our mutual agreement in respect of all Transactions, supplementing all other agreements, documents, forms, confirmations and other writings (collectively, “Transaction Documents”) entered into or delivered pursuant to or in connection with any Transactions. To the extent, if any, that the provisions of this letter agreement are inconsistent with the provisions of any Transaction Documents, the provisions of this letter agreement shall govern. The term “you” means Option One Mortgage Corporation only, and not any affiliate.

     1. Collateral. In order to secure the prompt and full payment and performance by you of all your present and future obligations to Buyer in respect of Transactions and this letter agreement (collectively, the “Obligations”), you hereby grant Buyer a security interest in all Securities owned by you (or in which you have an interest, to the extent of such interest) heretofore or hereafter delivered to, held by or for the benefit of, or in the possession of Buyer (collectively with all income therefrom, all distributions thereon and all proceeds thereof, the “Collateral”). Each item of Collateral (to the extent of your interest therein) shall secure all of the Obligations regardless of whether it is pledged pursuant to Transaction Documents or otherwise to secure one or more specific Obligations. If an Event of Default (as such term is defined below) shall have occurred and be continuing, Buyer shall be free to apply any Collateral to any Obligations in any order, in each case as Buyer shall determine in its sole discretion; provided, however, that Buyer shall not take possession of or dispose of any Collateral in any manner expressly inconsistent with terms and conditions relating to taking possession or disposing of such Collateral set forth in any security agreement to which you and Buyer are parties. Such security interest shall survive the termination or completion of any Transaction or the termination of any Transaction Document and shall continue in respect of any Collateral until such Collateral is returned to you. To the extent, if any, that you are granted the right in any Transaction Documents to substitute certain Securities for certain Collateral, such substituted Securities shall be Collateral for all purposes. To the extent, if any, that you are granted the right in any Transaction Documents to a release of any Collateral, such Collateral shall be released until and unless an Event of Default occurs or is continuing.

     2. Remedies. (a) In addition to all rights and remedies which Buyer may have under the Transaction Documents, custom, usage and trade practice and applicable law, and in equity, if an Event of Default shall have occurred and be continuing Buyer shall be entitled to:

     (i) Cancel and treat as defaulted under, and breached and repudiated by you, any or all Transactions and Transaction Documents, in which event all amounts expended or losses incurred by Buyer pursuant to or in connection with such cancellation and treatment shall constitute Obligations immediately payable by you;

     (ii) In respect of Obligations to sell and/or deliver Securities (other than cash) to Buyer, purchase a like amount of such Securities in a recognized market therefor or at such price(s) as Buyer shall reasonably deem satisfactory, in which event any excess of the amounts paid for such Securities over the amounts which you had agreed to accept therefor shall constitute Obligations immediately payable by you;

     (iii) In respect of Obligations to purchase and/or accept delivery of Securities from Buyer, sell a like amount of such Securities in a recognized market therefor or at such price(s) as Buyer shall reasonably deem satisfactory, in which event any deficiency between the amounts paid for such Securities and the amounts which you had agreed to pay therefor shall constitute an Obligation immediately payable by you;

     (iv) Be paid or reimbursed by you for all brokerage expenses, accrued interest, transfer charges and taxes, reasonable attorneys’ fees and all other losses and reasonable costs or expenses incurred or expended by Buyer pursuant to or in connection with the exercise or attempted exercise of any right or remedy which Buyer may have as the result of the occurrence of an Event of Default, all of which losses, costs and expenses shall constitute Obligations immediately payable by you;

     (v) Subject to any cure period therefor in any related Transaction Document set off any obligation of Buyer to you against any Obligation; and/or

     (vi) Apply any Collateral to any Obligations (in the case of Collateral not in the form of cash or such other marketable or negotiable form as Buyer shall deem acceptable for application at its last previously reported price in the principal market therefor, by selling such Collateral in the manner described in clause (iii) above or as otherwise permitted by law or as may be in accordance with custom, usage or trade practice); provided, however, that Buyer shall not take possession of or dispose of any Collateral in any manner expressly inconsistent with terms and conditions relating to taking possession or disposing of such Collateral set forth in any security agreement to which you and Buyer are parties.

     (b) None of Buyer’s rights or remedies shall be exclusive of any other available right or remedy, and each remedy shall be cumulative and in addition to any other right or remedy of Buyer. Buyer shall be entitled to exercise its rights and remedies against you in such order and to such extent as it, in its sole discretion, deems appropriate, without regard to the existence, availability, collectibility or pursuit of any rights or remedies it may have against third parties including, without limitation, guarantors and issuers of letters of credit. No course of dealing between you and Buyer nor any delay on the part of Buyer in exercising any of its rights or remedies shall constitute a waiver thereof, and any such right or remedy may be exercised from time to time and as often as Buyer may determine. .

     3. Events of Default. The occurrence or existence of any of the following shall constitute an “Event of Default” for purposes of this letter agreement:

     (a) Admission in writing by any of your officers of your inability to, or intention not to, perform fully when such performance will become due (after any applicable grace or cure period) any Obligation or any other obligation on your part to any broker, dealer, bank or other financial institution in respect of a transaction involving Securities not then due;

     (b) The occurrence of any event or the existence of any condition which would entitle Buyer to exercise any rights or remedies in respect of a breach, default or repudiation pursuant to a Transaction Document;

     (c) You shall make an assignment for the benefit of creditors, or admit in writing your inability to pay debts as they become due, or generally not pay your debts as they become due, or file any petition, application or answer seeking for yourself any entry of an order for relief, protective decree, reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under the Bankruptcy Code or any other federal, state or foreign, present or future, statute, law or regulation, or be the subject of any such order for relief or protective decree entered by a court, or file any answer admitting or not controverting the material allegations of such a petition or application filed against you, or seek or acquiesce in the appointment or designation of, or taking possession by, any trustee, receiver, liquidator or agent in respect of all or a substantial part of your property, or your trustees, directors, majority shareholders, partners or other principals, as the case may be, shall take any action looking to your dissolution or liquidation or to the taking of any action described in this paragraph (c), or any of the foregoing shall occur in respect of any one or more of your general partners, principals or parent entities or other persons exercising control over you;

     (d) An action shall be commenced or a petition or application shall be filed against you seeking any order for relief, protective decree, reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under the Bankruptcy Code, Securities Investor Protection Act or any federal, state or foreign present or future statute, law or regulation and, prior to the expiration of any cure period therefor in any applicable Transaction Document, such action, petition or application shall not have been dismissed or all orders or proceedings thereunder stayed or vacated, or such stay shall be set aside, or any trustee, receiver, liquidator or agent of all or a substantial part of your property shall be appointed or designated and such appointment or designation shall not have been vacated;

     (e) A judgment for the payment of money in excess of $ 1,000,000.00 or affecting all or a substantial part of your business or property shall be entered or rendered against you, and such judgment shall not have been discharged in full or effectively stayed as to enforcement and execution;

     (f) You shall default (as principal, guarantor or surety) in the performance of any material contract or in the payment of any principal or interest on any indebtedness or in the material performance of or compliance with any agreement, instrument or other writing evidencing such indebtedness or delivered pursuant thereto or in connection therewith, which default shall have continued beyond any applicable period of grace and any cure period therefor in any related transaction document and, in the case of a default in respect of indebtedness, would permit the holder of such indebtedness to accelerate payment of the principal thereof prior to its maturity;

     (g) Subject to any cure period therefor in any related transaction document, any statement of your financial condition prepared by you or at your request shall indicate that, or you shall have acknowledged that, your financial condition entitles Buyer to exercise any rights or remedies in respect of a breach, default or repudiation pursuant to such related transaction document;

     (h) The Securities and Exchange Commission, Commodity Futures Trading Commission, any securities or commodities exchange or association, any banking department or authority, or any other governmental entity or authority having regulatory authority over a material portion of your business shall revoke, cancel, enjoin, suspend or fail to renew your registration, licensing, qualification or other authorization to do business in respect of a material portion of your business or any material geographic area, which action shall not have been rescinded, discontinued or stayed within 30 days.

     4. Notices. (a) All notices required or permitted to be made under this letter agreement shall be effective upon actual receipt, shall be in writing and shall be delivered personally or by telex or other telegraphic means:

If to Buyer, at:

Bank of America, N.A.
Bank of America Plaza
901 Main Street, 51st Floor
Dallas, Texas 75202

Attention: Garrett Dolt

     If to you, at the address set forth at the beginning of this letter agreement. Either party may change the address at which it is to receive notices under this letter agreement by sending notice thereof pursuant to this provision.

     (b) You shall promptly notify Buyer of the occurrence of any Event of Default, or of the occurrence of any event or existence of any condition which, with the passage of time or giving of notice, or both, would constitute an Event of Default.

     5. Miscellaneous. (a) Notwithstanding anything contained in this letter agreement and except only as may be expressly set forth in the Transaction Documents, Buyer does not agree and has not agreed to make any loans to you or to otherwise extend credit to you or for your account, and shall under no circumstances be required to deliver any Securities to you until full payment or acceptable security therefor shall have been received by Buyer.

     (b) You shall execute and deliver to Buyer such instruments and other writings including, without limitation, financing statements, and take such other action, all without cost or expense to Buyer, as Buyer may request to carry out the intent of and transactions contemplated by this letter agreement and the Transaction Documents.

     (c) This letter agreement shall not be assignable by either party without the prior written consent of the other party, shall be binding upon and inure to the benefit of the parties and their respective successors and assigns, shall not be changed except by a written instrument signed by each of the parties, and shall be governed by and construed in accordance with the internal laws of the State of New York without reference to principles of conflicts of laws.

Signature Page Follows

Very truly yours,

BANK OF AMERICA, N.A.

	By:	/s/ Garrett M. Dolt
Garrett M. Dolt
Vice President

ACCEPTED AND AGREED TO:

OPTION ONE MORTGAGE CORPORATION

By:

Name:

Title:

Very truly yours,

BANK OF AMERICA, N.A.

By:

ACCEPTED AND AGREED TO:

OPTION ONE MORTGAGE CORPORATION

By	/s/ Rod Colombi

Name:	Rod Colombi

Title:	Vice President

BANK OF AMERICA, N.A.
Bank of America Plaza

901 Main Street, 51st Floor
Dallas, Texas 75202

As of April 1, 2001

Option One Mortgage Corporation
3 Ada
Irvine, California 92618

Ladies and Gentlemen:

     From time to time you, Option One Mortgage Corporation, and your affiliates, may engage in transactions with Bank of America, N.A., Banc of America Securities LLC and/or their affiliates (collectively, and each acting either for itself or for the account of others, “Buyer”) involving the purchase, sale, swap lease, loan or borrowing of cash or cash equivalents, securities, commodities, instruments, loans, receivables or contract rights or interests, options or rights in or in respect of any thereof (such cash, cash equivalents, securities, commodities, instruments, loans, receivables, contract rights, currencies, interests, options and rights of every kind and nature whatsoever being hereinafter referred to collectively as “Securities”), which transactions may include, without limitation, purchases or sales of Securities on a long, short or forward basis, loan transactions, repurchase and reverse repurchase transactions, arbitrage transactions, swaps, collars, caps, floors and purchases or sales of options to purchase or sell Securities (all transactions involving Securities to which you and Buyer are both parties, whether heretofore or hereafter entered into, being hereinafter referred to collectively as “Transactions”). This letter agreement, when executed by you in the space provided below and a copy hereof is returned to Buyer, shall constitute our mutual agreement in respect of all Transactions, supplementing all other agreements, documents, forms, confirmations and other writings (collectively, “Transaction Documents”) entered into or delivered pursuant to or in connection with any Transactions. To the extent, if any, that the provisions of this letter agreement are inconsistent with the provisions of any Transaction Documents, the provisions of this letter agreement shall govern. The term “you” means Option One Mortgage Corporation only, and not any affiliate.

     1. Collateral. In order to secure the prompt and full payment and performance by you of all your present and future obligations to Buyer in respect of Transactions and this letter agreement (collectively, the “Obligations”), you hereby grant Buyer a security interest in all Securities owned by you (or in which you have an interest, to the extent of such interest) heretofore or hereafter delivered to, held by or for the benefit of, or in the possession of Buyer (collectively with all income therefrom, all distributions thereon and all proceeds thereof, the “Collateral”). Except to the extent otherwise expressly provided in a Transaction Document, Collateral held by or for the benefit of, or pledged to Buyer or one of its affiliates shall be deemed held by or for the benefit of, or pledged to, such entity (i) both for its own account or the account of others, as applicable, and (ii) as agent for such entity’s affiliates pursuant thereto. Each item of Collateral (to the extent of your interest therein) shall secure all of the Obligations regardless of whether it is pledged pursuant to Transaction Documents or otherwise to secure one or more specific Obligations. If an Event of Default (as such term is defined below) shall have occurred and be continuing, Buyer shall be free to apply any Collateral to any Obligations in any order, in each case as Buyer shall determine in its sole discretion; provided, however, that Buyer shall not take possession of or dispose of any Collateral in any manner expressly inconsistent with terms and conditions relating to taking possession or disposing of such Collateral set forth in any security agreement to which you and Buyer are parties. Such security interest shall survive the termination or completion of any Transaction or the termination of any Transaction Document and shall continue in respect of any Collateral until such Collateral is returned to you. To the extent, if any, that you are granted the right in any Transaction Documents to substitute certain Securities for certain Collateral, such substituted Securities shall be Collateral for all purposes. To the extent, if any, that you are granted the right in any Transaction Documents to a release of any Collateral, such Collateral shall be released until and unless an Event of Default occurs or is continuing.

     2. Remedies. (a) In addition to all rights and remedies which Buyer may have under the Transaction Documents, custom, usage and trade practice and applicable law, and in equity, if an Event of Default shall have occurred and be continuing Buyer shall be entitled to:

     (i) Cancel and treat as defaulted under, and breached and repudiated by you, any or all Transactions and Transaction Documents, in which event all amounts expended or losses incurred by Buyer pursuant to or in connection with such cancellation and treatment shall constitute Obligations immediately payable by you;

     (ii) In respect of Obligations to sell and/or deliver Securities (other than cash) to Buyer, purchase a like amount of such Securities in a recognized market therefor or at such price(s) as Buyer shall reasonably deem satisfactory, in which event any excess of the amounts paid for such Securities over the amounts which you had agreed to accept therefor shall constitute Obligations immediately payable by you;

     (iii) In respect of Obligations to purchase and/or accept delivery of Securities from Buyer, sell a like amount of such Securities in a recognized market therefor or at such price(s) as Buyer shall reasonably deem satisfactory, in which event any deficiency between the amounts paid for such Securities and the amounts which you had agreed to pay therefor shall constitute an Obligation immediately payable by you;

     (iv) Be paid or reimbursed by you for all brokerage expenses, accrued interest, transfer charges and taxes, reasonable attorneys’ fees and all other losses and reasonable costs or expenses incurred or expended by Buyer pursuant to or in connection with the exercise or attempted exercise of any right or remedy which Buyer may have as the result of the occurrence of an Event of Default, all of which losses, costs and expenses shall constitute Obligations immediately payable by you;

     (v) Subject to any cure period therefor in any related Transaction Document set off any obligation of Buyer to you against any Obligation; and/or

     (vi) Apply any Collateral to any Obligations (in the case of Collateral not in the form of cash or such other marketable or negotiable form as Buyer shall deem acceptable for application at its last previously reported price in the principal market therefor, by selling such Collateral in the manner described in clause (iii) above or as otherwise permitted by law or as may be in accordance with custom, usage or trade practice); provided, however, that Buyer shall not take possession of or dispose of any Collateral in any manner expressly inconsistent with terms and conditions relating to taking possession or disposing of such Collateral set forth in any security agreement to which you and Buyer are parties.

     (b) None of Buyer’s rights or remedies shall be exclusive of any other available right or remedy, and each remedy shall be cumulative and in addition to any other right or remedy of Buyer. Buyer shall be entitled to exercise its rights and remedies against you in such order and to such extent as it, in its sole discretion, deems appropriate, without regard to the existence, availability, collectibility or pursuit of any rights or remedies it may have against third parties including, without limitation, guarantors and issuers of letters of credit. No course of dealing between you and Buyer nor any delay on the part of Buyer in exercising any of its rights or remedies shall constitute a waiver thereof, and any such right or remedy may be exercised from time to time and as often as Buyer may determine.

     3. Events of Default. The occurrence or existence of any of the following shall constitute an “Event of Default” for purposes of this letter agreement:

     (a) Admission in writing by any of your officers of your inability to, or intention not to, perform fully when such performance will become due (after any applicable grace or cure period) any Obligation or any other obligation on your part to any broker, dealer, bank or other financial institution in respect of a transaction involving Securities not then due;

     (b) The occurrence of any event or the existence of any condition which would entitle Buyer to exercise any rights or remedies in respect of a breach, default or repudiation pursuant to a Transaction Document;

     (c) You shall make an assignment for the benefit of creditors, or admit in writing your inability to pay debts as they become due, or generally not pay your debts as they become due, or file any petition, application or answer seeking for yourself any entry of an order for relief, protective decree, reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under the Bankruptcy Code or any other federal, state or foreign, present or future, statute, law or regulation, or be the subject of any such order for relief or protective decree entered by a court, or file any answer admitting or not controverting the material allegations of such a petition or application filed against you, or seek or acquiesce in the appointment or designation of, or taking possession by, any trustee, receiver, liquidator or agent in respect of all or a substantial part of your property, or your trustees, directors, majority shareholders, partners or other principals, as the case may be, shall take any action looking to your dissolution or liquidation or to the taking of any action described in this paragraph (c), or any of the foregoing shall occur in respect of any one or more of your general partners, principals or parent entities or other persons exercising control over you;

     (d) An action shall be commenced or a petition or application shall be filed against you seeking any order for relief, protective decree, reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under the Bankruptcy Code, Securities Investor Protection Act or any federal, state or foreign present or future statute, law or regulation and, prior to the expiration of any cure period therefor in any applicable Transaction Document, such action, petition or application shall not have been dismissed or all orders or proceedings thereunder stayed or vacated, or such stay shall be set aside, or any trustee, receiver, liquidator or agent of all or a substantial part of your property shall be appointed or designated and such appointment or designation shall not have been vacated;

     (e) A judgment for the payment of money in excess of $1,000,000.00 or affecting all or a substantial part of your business or property shall be entered or rendered against you, and such judgment shall not have been discharged in full or effectively stayed as to enforcement and execution;

     (f) You shall default (as principal, guarantor or surety) in the performance of any material contract or in the payment of any principal or interest on any indebtedness or in the material performance of or compliance with any agreement, instrument or other writing evidencing such indebtedness or delivered pursuant thereto or in connection therewith, which default shall have continued beyond any applicable period of grace and any cure period therefor in any related transaction document and, in the case of a default in respect of indebtedness, would permit the holder of such indebtedness to accelerate payment of the principal thereof prior to its maturity;

     (g) Subject to any cure period therefor in any related transaction document, any statement of your financial condition prepared by you or at your request shall indicate that, or you shall have acknowledged that, your financial condition entitles Buyer to exercise any rights or remedies in respect of a breach, default or repudiation pursuant to such related transaction document;

     (h) The Securities and Exchange Commission, Commodity Futures Trading Commission, any securities or commodities exchange or association, any banking department or authority, or any other governmental entity or authority having regulatory authority over a material portion of your business shall revoke, cancel, enjoin, suspend or fail to renew your registration, licensing, qualification or other authorization to do business in respect of a material portion of your business or any material geographic area, which action shall not have been rescinded, discontinued or stayed within 30 days.

     4. Notices. (a) All notices required or permitted to be made under this letter agreement shall be effective upon actual receipt, shall be in writing and shall be delivered personally or by telex or other telegraphic means:

If to Buyer, at:

Bank of America, N.A.
Bank of America Plaza
901 Main Street, 51st Floor
Dallas, Texas 75202

Attention: Garrett Dolt

     If to you, at the address set forth at the beginning of this letter agreement. Either party may change the address at which it is to receive notices under this letter agreement by sending notice thereof pursuant to this provision.

     (b) You shall promptly notify Buyer of the occurrence of any Event of Default, or of the occurrence of any event or existence of any condition which, with the passage of time or giving of notice, or both, would constitute an Event of Default.

     5. Miscellaneous. (a) Notwithstanding anything contained in this letter agreement and except only as may be expressly set forth in the Transaction Documents, Buyer does not agree and has not agreed to make any loans to you or to otherwise extend credit to you or for your account, and shall under no circumstances be required to deliver any Securities to you until full payment or acceptable security therefor shall have been received by Buyer.

     (b) You shall execute and deliver to Buyer such instruments and other writings including, without limitation, financing statements, and take such other action, all without cost or expense to Buyer, as Buyer may request to carry out the intent of and transactions contemplated by this letter agreement and the Transaction Documents.

     (c) This letter agreement shall not be assignable by either party without the prior written consent of the other party, shall be binding upon and inure to the benefit of the parties and their respective successors and assigns, shall not be changed except by a written instrument signed by each of the parties, and shall be governed by and construed in accordance with the internal laws of the State of New York without reference to principles of conflicts of laws.

Signature Page Follows

Very truly yours,

BANK OF AMERICA, N.A.

	By:	/s/ Garrett Dolt
GARRETT DOLT
VICE PRESIDENT

ACCEPTED AND AGREED TO:

OPTION ONE MORTGAGE CORPORATION

By:

Name:

Title:

Very truly yours,

BANK OF AMERICA, N.A.

By:

ACCEPTED AND AGREED TO:

OPTION ONE MORTGAGE CORPORATION

By:	/s/ Rod Columbi

Name:	Rod Columbi

Title:	Vice President